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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT
                          Pursuant To Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


                                  November 26, 1996
                                  -----------------

                   Date Of Report (Date of Earliest Event Reported)


                                     UNICO, INC.
                                     -----------

                (Exact Name Of Registrant As Specified In Its Charter)

                            Commission File Number 0-15303



         Delaware                                            73-1215433
         --------                                            ----------
 (State or other jurisdiction                       (IRS Employer Identification
of incorporation or organization)                              Number)


                        8380 ALBAN ROAD, SPRINGFIELD, VA 22150
                        --------------------------------------

                       (Address of principal executive offices)

                                    (703) 644-0200
                                    --------------

                 (Registrant's telephone number, including area code)


              Common Shares Outstanding on September 30, 1996: 8,206,309

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of The Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past ninety (90) days.

                /X/   Yes                  / /   No


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                                       FORM 8-K


   Item 1 --  CHANGES IN CONTROL OF REGISTRATION

              Not applicable.


   Item 2 --  ACQUISITION OR DISPOSITION OF ASSETS

              Not applicable.


   Item 3 --  BANKRUPTCY OR RECEIVERSHIP

              Not applicable.


   Item 4 --  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         The Board of Directors of UNICO, Inc. (the "Corporation") has approved the selection of Aronson, Fetridge & Weigle to replace Arthur Andersen, LLP as the Corporation's independent accountants effective as of November 26, 1996. Arthur Andersen, LLP served as the Corporation's independent accountants for all fiscal years since 1994. Prior to 1994, the Corporation's independent accountants were Deloitte and Touche, LLP.

         The reports from Arthur Andersen, LLP on the consolidated financial statements of the Corporation for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principle. The audit opinion for the year ended December 31, 1995 was qualified as to the Going Concern status of the Corporation. There have not been any disagreements between the Corporation and Arthur Andersen, LLP on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

         The decision to retain the services of Aronson, Fetridge & Weigle and to dismiss Arthur Andersen, LLP is based upon the economic savings related to the use of Aronson, Fetridge & Weigle over Arthur Andersen, LLP. The Corporation has not requested or obtained any advice from Aronson, Fetridge
& Weigle concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements.



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   Item 5 --  OTHER EVENTS

              Not applicable.


   Item 6 --  RESIGNATIONS OF REGISTRANT'S DIRECTORS

              Not applicable.


   Item 7 --  FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits
                  (16) Letter on Change in Certifying Accountant (to be filed by amendment)


   Item 8 --  CHANGE IN FISCAL YEAR

              Not applicable.

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                                      SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 26, 1996                                UNICO, INC.
                                                       ----------
                                                       (Registrant)


                                                       /s/ GERARD R. BERNIER


                                                       -------------------------
                                                       Gerard R. Bernier
                                                       Chief Executive Officer
                                                       and President


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